UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23195

Nuveen Credit Opportunities 2022 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JCO
Nuveen Credit Opportunities 2022 Target Term Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Credit Opportunities 2022 Target Term Fund (JCO)

The Fund’s investment portfolio is managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Jenny Rhee and Scott Caraher manage the Fund.

Here the team discusses the U. S. economy and financial markets, their management strategies and the performance of the Fund for the abbreviated reporting period since the Fund’s inception on March 28, 2017 through December 31, 2017.

What factors affected the U.S. economy and financial markets during the abbreviated reporting period since the Fund’s inception March 28, 2017 through December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

Levered loan credit performance was positive for 2017 against the backdrop of a strengthening U.S. economy, which was supported by steady consumer spending, improving corporate earnings, stable U.S. government spending and a low inflationary environment. In terms of consumption, the economy continued to benefit from low interest rates, stabilizing energy prices, as well as low unemployment with modestly improving hourly wages. The fundamental landscape for levered credit remains constructive and technicals remain supportive given strong institutional demand.

The broad high yield market, as represented by the ICE BofA/Merrill Lynch High Yield Index, produced returns of 7.47% for the reporting period. For the reporting period high yield bond mutual funds reported a $20.3 billion outflow, compared with a $9.2 billion inflow during 2016, as energy and interest rate volatility weighed on investor concerns. For the reporting period gross high yield bond new issuance was $328.1 billion, representing a 15% increase over 2016. The par-weighted U.S. default rate closed the reporting period at 1.27% and remained well below the long-term average.

What strategies were used to manage the Fund during the abbreviated annual reporting period since the Fund’s inception March 28, 2017 through December 31, 2017?

The Fund seeks to provide a high level of current income from a portfolio of shorter maturity, high yield corporate debt and return the original $9.85 net asset value per common share on or about June 1, 2022.

The Fund generally invests in a portfolio of below investment grade corporate bonds and senior loans. The Fund may invest in other types of securities including convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or unrated but judged by the managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities on non-U.S. issuers, including up to 20% in emerging market issuers, but 100% of managed assets will be in U.S. dollar denominated securities.

6	NUVEEN

In seeking to return the original net asset value on or about June 1, 2022, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity on any holdings to no later than December 1, 2022.

How did the Funds perform during this abbreviated annual reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated reporting period from the Fund’s inception on March 28, 2017 through December 31, 2017. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the abbreviated reporting period ended December 31, 2017, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index.

During the abbreviated reporting period, all sectors positively contributed to performance. The industrials, consumer discretionary, and energy sectors contributed to relative performance.

Specific holdings that contributed to performance included the corporate bonds of consumer discretionary holding Scientific Games International Inc. The leading provider of gaming and lottery systems rallied on the combination of high yield market momentum, modest operating gains and strong earnings. Also positively contributing was the industrial sector loan of Sequa Corporation. During the reporting period, the company announced the completion of its comprehensive recapitalization that included the issuance of new first and second lien term loans and new equity investments by affiliates of The Carlyle Group and other existing noteholders. Proceeds from the new term loans and equity investment were used to repay Sequa’s existing term loans and provided capital to support the company’s growth plan. Another contributor was the bond of a large satellite company, Intelsat Jackson Holdings. The company successfully completed a debt exchange in an effort to address its high leverage levels and separately completed a senior note offering using the net proceeds to refinance shorter term debt. Demand for its satellite service has also steadily increased in correlation with global growth.

The credit that detracted from performance included the loan of offshore energy and exploration company, Fieldwood Energy LLC. The loan traded down during the reporting period as the company’s over-leveraged balance sheet created concern that the company would file for bankruptcy.

The bonds of telecommunications related company, Windstream Corporation, weighed on performance after the company reported earnings that missed analyst expectations. The telecommunications sector has been one of the weaker performing sectors of the market and the bonds traded down in conjunction with the sector. During the current fiscal period, the Fund utilized credit default swaps to manage exposure to specific credits during the period. While the use of credit default swaps was not a significant driver of exposures for the Fund, it had a positive impact on performance during the reporting period.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

As of December 31, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.

JCO
Effective Leverage*	24.95%
Regulatory Leverage*	24.95%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
March 28, 2017**	Draws	Paydowns	December 31, 2017	Average Balance Outstanding***	Draws	Paydowns	February 28, 2018
$ —	$91,400,000	$—	$91,400,000	$90,786,415	$—	$—	$91,400,000
**	Commencement of operations.
***	For the period April 11, 2017 (initial draw on borrowings) through December 31, 2017.

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2017. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
May 2017*	$0.0470
June	0.0470
July	0.0470
August	0.0470
September	0.0470
October	0.0470
November	0.0470
December 2017	0.0470
Total Distributions	$0.3760

Current Distribution Rate**	5.94%
*	Initial distribution declared by the Fund.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2017, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Share Information (continued)

SHARE REPURCHASES

During August 2017, the Fund’s Board of Trustees authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program, allowing the Fund to repurchase an aggregate of up to 10% of its outstanding shares.

As of December 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JCO
Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	2,770,000

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$9.93
Share price	$9.49
Premium/(Discount) to NAV	(4.43)%
Since inception average premium/(discount) to NAV	0.70%

The Fund has an investment objective to return $9.85 (the original net asset value following the Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Fund will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

The Fund’s ability to return Original NAV to shareholders on or about its termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of the Fund’s term. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Credit Opportunities 2022 Target Term Fund (JCO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as limited term, interest rate risk and concentration risk are described in more detail on the Fund’s web page at www.nuveen.com/JCO.

NUVEEN	11

JCO

Nuveen Credit Opportunities 2022 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of December 31, 2017

Since Inception
JCO at NAV	4.69%
JCO at Share Price	(1.42)%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	4.36%

Since inception returns are from 3/28/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	100.7%
Variable Rate Senior Loan Interests	29.9%
Investment Companies	1.5%
Other Assets Less Liabilities	1.1%
Net Assets Plus Borrowings	133.2%
Borrowings	(33.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	8.8%
Software	8.4%
Media	8.0%
Wireless Telecommunication Services	6.9%
Commercial Services & Supplies	6.0%
Health Care Providers & Services	5.4%
Hotels, Restaurants & Leisure	5.3%
Chemicals	4.5%
Diversified Telecommunication Services	4.0%
Health Care Equipment & Supplies	3.7%
Diversified Financial Services	3.4%
Equity Real Estate Investment Trusts	2.9%
Aerospace & Defense	2.7%
Technology Hardware, Storage & Peripherals	2.7%
Energy Equipment & Services	2.5%
Professional Services	2.2%
Household Durables	2.0%
Other	19.4%
Investment Companies	1.2%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	3.0%
BB or Lower	95.8%
N/R (not rated)	1.2%
Total	100%

Top Five Issuers

(% of total investments)

Syniverse Holdings Inc.	2.7%
IntelSat SA	2.3%
Scientific Games Corporation	2.1%
BMC Software Inc.	1.9%
TIBCO Software Inc.	1.9%

NUVEEN	13

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Credit Opportunities 2022 Target Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Credit Opportunities 2022 Target Term Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statements of operations, changes in net assets, and cash flows for the period March 28, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively, the “financial statements”) and the financial highlights for the period March 28, 2017 through December 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period March 28, 2017 through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2018

14	NUVEEN

JCO

Nuveen Credit Opportunities 2022 Target Term Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 130.6% (98.8% of Total Investments)

	CORPORATE BONDS – 100.7% (76.2% of Total Investments)

	Aerospace & Defense – 1.9%

$3,000	Bombardier Inc., 144A	8.750%	12/01/21	B	$3,300,000
2,000	DAE Funding LLC, 144A	4.500%	8/01/22	BB	1,965,000
5,000	Total Aerospace & Defense				5,265,000

	Airlines – 0.5%

1,500	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,518,750

	Chemicals – 5.9%

2,250	CF Industries Inc.	7.125%	5/01/20	BB+	2,450,250
1,500	Huntsman International LLC	4.875%	11/15/20	BB	1,560,000
2,000	Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	2,020,000
2,000	Momentive Performance Materials Inc.	3.880%	10/24/21	B–	2,090,000
3,500	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	3,618,125
2,000	TPC Group Inc., 144A	8.750%	12/15/20	B3	2,000,000
2,500	Tronox Finance LLC, 144A	7.500%	3/15/22	B–	2,612,500
15,750	Total Chemicals				16,350,875

	Commercial Services & Supplies – 3.9%

4,000	ADT Corporation	6.250%	10/15/21	BB–	4,380,000
2,000	APX Group, Inc.	8.750%	12/01/20	CCC	2,042,500
4,000	APX Group, Inc.	7.875%	12/01/22	B1	4,285,000
10,000	Total Commercial Services & Supplies				10,707,500

	Construction & Engineering – 0.8%

2,000	Great Lakes Dredge & Dock Corporation	8.000%	5/15/22	B–	2,092,500

	Construction Materials – 1.1%

3,000	Gates Global LLC, 144A	6.000%	7/15/22	B	3,067,500

	Consumer Finance – 0.8%

2,000	Navient Corporation	6.500%	6/15/22	BB	2,098,000

	Containers & Packaging – 1.6%

4,303	Cascades Inc., 144A	5.500%	7/15/22	BB–	4,421,333

	Diversified Consumer Services – 0.5%

1,500	Harland Clarke Holdings, 144A	6.875%	3/01/20	BB–	1,530,000

	Diversified Financial Services – 3.3%

2,000	Abe Investment Holdings Inc./ Getty Images, Inc., 144A	10.500%	10/16/20	B3	1,945,000
3,500	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	BB–	3,600,625
1,000	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	1,031,250
1,500	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,531,875
1,000	Nationstar Mortgage LLC Capital Corporation	6.500%	7/01/21	B+	1,013,750
9,000	Total Diversified Financial Services				9,122,500

	Diversified Telecommunication Services – 5.2%

3,500	CenturyLink Inc.	6.450%	6/15/21	BB	3,535,000
500	Cogent Communications Finance Inc., 144A	5.625%	4/15/21	B–	505,000
6,000	IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	5,640,000
3,000	IntelSat Jackson Holdings	7.500%	4/01/21	CCC+	2,730,000

NUVEEN	15

JCO	Nuveen Credit Opportunities 2022 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$2,000	Level 3 Communications Inc.	5.750%	12/01/22	BB–	$2,008,100
15,000	Total Diversified Telecommunication Services				14,418,100

	Electrical Equipment – 1.1%

3,000	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	2,981,250

	Energy Equipment & Services – 3.3%

5,000	Bristow Group, Inc.	6.250%	10/15/22	B–	4,093,750
3,000	NGPL PipeCo LLC, 144A	4.375%	8/15/22	BB+	3,050,625
2,000	Parker Drilling Company	7.500%	8/01/20	B–	1,820,000
10,000	Total Energy Equipment & Services				8,964,375

	Equity Real Estate Investment Trusts – 2.6%

4,000	iStar Inc.	6.000%	4/01/22	BB	4,140,000
3,000	SBA Communications Corporation, 144A	4.000%	10/01/22	B+	3,003,750
7,000	Total Equity Real Estate Investment Trusts				7,143,750

	Food Products – 0.4%

1,000	B&G Foods Inc.	4.625%	6/01/21	B+	1,015,000

	Health Care Equipment & Supplies – 4.2%

3,000	Kinetics Concept/KCI USA, Inc., 144A	7.875%	2/15/21	B1	3,135,000
2,000	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC	2,010,000
6,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	6,343,800
11,000	Total Health Care Equipment & Supplies				11,488,800

	Health Care Providers & Services – 7.2%

3,000	Centene Corporation	4.750%	5/15/22	BB+	3,112,500
4,000	Community Health Systems, Inc.	5.125%	8/01/21	Ba3	3,600,000
4,000	Envision Healthcare Corporation	5.625%	7/15/22	B	4,040,000
4,500	HCA Inc.	6.500%	2/15/20	BBB–	4,770,000
2,000	Molina Healthcare Inc.	5.375%	11/15/22	BB	2,085,000
2,000	Polaris Intermediate Corp., 144A	8.500%	12/01/22	B–	2,075,000
19,500	Total Health Care Providers & Services				19,682,500

	Hotels, Restaurants & Leisure – 6.2%

2,005	CCM Merger Inc., 144A	6.000%	3/15/22	B+	2,057,631
2,750	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 144A	6.750%	11/15/21	B+	2,894,375
4,000	MGM Resorts International Inc.	6.625%	12/15/21	BB	4,388,800
2,000	Scientific Games Corporation, 144A	7.000%	1/01/22	B+	2,107,500
5,000	Scientific Games International Inc.	10.000%	12/01/22	B–	5,487,500
15,755	Total Hotels, Restaurants & Leisure				16,935,806

	Household Durables – 1.6%

4,000	Beazer Homes USA, Inc.	8.750%	3/15/22	B3	4,409,600

	Independent Power & Renewable Electricity Producers – 0.3%

756	Dynegy Inc.	6.750%	11/01/19	B+	776,790

	Insurance – 0.4%

1,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB+	1,022,500

	Internet & Direct Marketing Retail – 0.8%

2,000	Netflix Incorporated	5.500%	2/15/22	B+	2,102,500

	IT Services – 1.1%

3,000	Alliance Data Systems Corporation, 144A	5.375%	8/01/22	N/R	3,022,500

16	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.7%

$2,000	CNH Industrial Capital LLC	4.375%	4/05/22	BBB–	$2,071,940

	Media – 6.7%

2,000	Altice S.A, 144A	7.750%	5/15/22	B	1,960,000
5,013	Cablevision Systems Corporation	5.875%	9/15/22	B–	4,937,805
4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	4,000,000
1,500	Clear Channel International BV, 144A	8.750%	12/15/20	BB–	1,548,750
5,000	Dish DBS Corporation	5.875%	7/15/22	Ba3	5,025,000
1,000	Sirius XM Radio Inc., 144A	3.875%	8/01/22	BB	1,002,500
18,513	Total Media				18,474,055

	Metals & Mining – 2.6%

2,900	First Quantum Minerals Limited, 144A	7.250%	5/15/22	B	3,040,070
4,000	Freeport McMoRan, Inc.	6.750%	2/01/22	BB+	4,140,000
6,900	Total Metals & Mining				7,180,070

	Mortgage Real Estate Investment Trusts – 0.7%

2,000	Starwood Property Trust	5.000%	12/15/21	BB–	2,075,000

	Oil, Gas & Consumable Fuels – 11.4%

2,000	California Resources Corporation	5.500%	9/15/21	CCC–	1,800,000
1,500	Calumet Specialty Products	6.500%	4/15/21	CCC+	1,492,500
2,000	Calumet Specialty Products	7.625%	1/15/22	CCC+	2,002,500
1,150	Cobalt International Energy, Inc.	10.750%	12/01/21	N/R	1,247,750
2,000	Comstock Resources Inc.	10.000%	3/15/20	B3	2,062,500
600	FTS International Inc.	6.250%	5/01/22	CCC+	580,500
2,487	FTS International Inc., 144A (3-Month LIBOR reference rate + 7.500% spread), (3)	8.820%	6/15/20	B+	2,536,740
3,000	Oasis Petroleum Inc.	6.500%	11/01/21	BB–	3,063,750
4,000	Peabody Securities Finance Corporation, 144A	6.000%	3/31/22	Ba3	4,150,000
4,500	Sanchez Energy Corporation	7.750%	6/15/21	B–	4,230,000
2,000	SM Energy Company	6.125%	11/15/22	B+	2,037,500
2,000	Ultra Resources, Inc., 144A	6.875%	4/15/22	BB	2,005,000
4,000	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	4,102,000
31,237	Total Oil, Gas & Consumable Fuels				31,310,740

	Pharmaceuticals – 1.9%

2,000	Eagle Holding Co II LLC, 144A	7.625%	5/15/22	CCC+	2,035,000
3,000	Valeant Pharmaceuticals International, 144A	6.500%	3/15/22	BB–	3,150,000
5,000	Total Pharmaceuticals				5,185,000

	Professional Services – 2.3%

2,000	Ceridian HCN Holding Inc., 144A	11.000%	3/15/21	CCC	2,090,000
4,000	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	4,115,000
6,000	Total Professional Services				6,205,000

	Road & Rail – 1.4%

3,556	Herc Rentals, Inc., 144A	7.500%	6/01/22	B+	3,831,590

	Semiconductors & Semiconductor Equipment – 2.7%

4,816	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	5,285,560
2,000	Amkor Technology Inc.	6.375%	10/01/22	BB	2,064,000
6,816	Total Semiconductors & Semiconductor Equipment				7,349,560

	Software – 5.6%

3,500	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC+	3,812,830
2,000	Blackboard Inc., 144A	9.750%	10/15/21	Caa1	1,822,500
4,295	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	4,321,844
2,700	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	2,705,400

NUVEEN	17

JCO	Nuveen Credit Opportunities 2022 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	Software (continued)

$2,800	Infor Software Parent LLC and Infor Software Parent Inc., 144A			7.125%	5/01/21	CCC	$2,863,000
15,295	Total Software						15,525,574

	Specialty Retail – 0.8%

2,000	goeasy Ltd, 144A			7.875%	11/01/22	BB–	2,087,500

	Technology Hardware, Storage & Peripherals – 2.6%

3,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A			5.875%	6/15/21	BB+	3,112,500
4,000	Seagate HDD Cayman, 144A			4.250%	3/01/22	Baa3	4,048,328
7,000	Total Technology Hardware, Storage & Peripherals						7,160,828

	Wireless Telecommunication Services – 6.6%

3,000	Hughes Satellite Systems Corporation			7.625%	6/15/21	BB–	3,315,000
5,000	Inmarsat Finance PLC, 144A			4.875%	5/15/22	BB+	4,987,500
6,500	Sprint Corporation			7.250%	9/15/21	B+	6,881,875
3,000	Syniverse Foreign Holdings Corporation, 144A			9.125%	1/15/22	B	3,045,000
17,500	Total Wireless Telecommunication Services						18,229,375
$270,881	Total Corporate Bonds (cost $276,116,683)						276,823,661

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 29.9% (22.6% of Total Investments) (4)

	Aerospace & Defense – 1.7%

$2,652	Sequa Corporation, Term Loan, First Lien	6.549%	3-Month LIBOR	5.000%	11/28/21	B	$2,673,085
1,918	Sequa Corporation, Term Loan, Second Lien	10.375%	3-Month LIBOR	9.000%	4/26/22	CCC	1,944,028
4,570	Total Aerospace & Defense						4,617,113

	Auto Components – 1.6%

1,985	American Tire Distributors, Inc., Term Loan, First Lien	5.819%	1-Month LIBOR	4.250%	9/01/21	B3	2,001,752
2,362	Federal-Mogul Corporation, Tranche C, Term Loan	5.252%	1-Month LIBOR	3.750%	4/15/21	B1	2,382,747
4,347	Total Auto Components						4,384,499

	Commercial Services & Supplies – 4.1%

3,473	iQor US, Inc., Term Loan, First Lien	6.335%	3-Month LIBOR	5.000%	4/01/21	B	3,460,070
3,474	Monitronics International, Inc., Term Loan B2, First Lien	7.193%	3-Month LIBOR	5.500%	9/30/22	B2	3,450,171
4,468	Skillsoft Corporation, Initial Term Loan, First Lien	6.319%	1-Month LIBOR	4.750%	4/28/21	B–	4,313,812
11,415	Total Commercial Services & Supplies						11,224,053

	Diversified Financial Services – 1.2%

3,155	Ocwen Financial Corporation, Term Loan B, First Lien	6.460%	1-Month LIBOR	5.000%	12/05/20	B+	3,170,777

	Equity Real Estate Investment Trusts – 1.2%

3,457	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (6)	5.319%	1-Month LIBOR	3.750%	12/18/20	Caa2	3,315,301

	Food & Staples Retailing – 0.9%

2,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	6.240%	1-Week LIBOR	4.750%	8/21/20	BB	2,513,550

	Health Care Equipment & Supplies – 0.7%

1,945	Onex Carestream Finance LP, Term Loan, First Lien	5.693%	3-Month LIBOR	4.000%	6/07/19	B1	1,950,678

	Hotels, Restaurants & Leisure – 0.8%

2,169	LA Fitness International LLC, Term Loan B	5.193%	3-Month LIBOR	3.500%	7/01/20	BB–	2,200,627

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Household Durables – 1.1%

$2,981	Apex Tool Group LLC, Term Loan B	4.943%	1-Month LIBOR	3.250%	1/25/20	B	$2,977,736

	Insurance – 0.8%

2,304	Hub International Holdings, Inc., Initial Term Loan	4.413%	3-Month LIBOR	3.000%	10/02/20	B1	2,317,219

	Machinery – 0.7%

1,971	NN, Inc., Tranche Term Loan B, First Lien	5.319%	1-Month LIBOR	3.750%	10/19/22	B+	1,986,350

	Media – 3.8%

1,985	Affinion Group Holdings, Inc., Term Loan, First Lien	9.160%	3-Month LIBOR	7.750%	5/10/22	B2	2,046,039
1,984	Getty Images, Inc., Term Loan B, First Lien	5.175%	3-Month LIBOR	3.500%	10/18/19	B3	1,813,900
4,473	McGraw-Hill Education Holdings LLC, Term Loan B	5.569%	1-Month LIBOR	4.000%	5/02/22	BB+	4,471,676
2,248	Springer Science & Business Media, Inc., Term Loan B13, First Lien	4.979%	3-Month LIBOR	3.500%	8/15/22	B2	2,259,110
10,690	Total Media						10,590,725

	Oil, Gas & Consumable Fuels – 0.3%

1,000	Fieldwood Energy LLC, Term Loan, Second Lien, (6)	8.818%	3-Month LIBOR	7.125%	9/30/20	Caa3	701,670

	Pharmaceuticals – 0.7%

1,990	Pharmaceutical Product Development, Inc., Term Loan, First Lien	4.384%	1-Month LIBOR	2.750%	8/18/22	Ba3	1,995,109

	Professional Services – 0.7%

1,924	Ceridian Corporation, Term Loan B2	5.052%	1-Month LIBOR	3.500%	9/15/20	Ba3	1,930,995

	Software – 5.5%

1,886	Blackboard, Inc., Term Loan B4	6.354%	3-Month LIBOR	5.000%	6/30/21	B1	1,871,738
4,232	Compuware Corporation, Term Loan B2, First Lien	5.630%	3-Month LIBOR	4.250%	12/15/21	B	4,265,375
1,882	Ellucian, Term Loan B, First Lien	4.943%	3-Month LIBOR	3.250%	9/30/22	B	1,886,824
3,972	Informatica Corp., Term Loan B	5.193%	3-Month LIBOR	3.500%	8/05/22	B	3,991,446
3,091	TIBCO Software, Inc., Term Loan, First Lien	5.070%	1-Month LIBOR	3.500%	12/04/20	B1	3,103,872
15,063	Total Software						15,119,255

	Specialty Retail – 0.7%

1,995	99 Cents Only Stores, Tranche B2, Term Loan, Second Lien, (WI/DD)	TBD	TBD	TBD	TBD	CCC+	1,942,639

	Technology Hardware, Storage & Peripherals – 0.9%

2,481	Dell Software Group, Repriced Term Loan B	6.919%	3-Month LIBOR	5.500%	10/31/22	B	2,525,041

	Wireless Telecommunication Services – 2.5%

5,900	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.350%	1-Month LIBOR	3.000%	4/23/19	B	5,812,119
1,000	Syniverse Technologies, Inc., Tranche B, Term Loan	4.675%	1-Month LIBOR	3.000%	4/23/19	B	985,105
6,900	Total Wireless Telecommunication Services						6,797,224
$82,857	Total Variable Rate Senior Loan Interests (cost $81,791,200)						82,260,561
	Total Long-Term Investments (cost $357,907,883)						359,084,222

Shares	Description (1), (7)						Value

	SHORT-TERM INVESTMENTS – 1.5% (1.2% of Total Investments)

	INVESTMENT COMPANIES – 1.5% (1.2% of Total Investments)

4,190,196	BlackRock Liquidity Funds T-Fund Portfolio						$4,190,196
	Total Short-Term Investments (cost $4,190,196)						4,190,196
	Total Investments (cost $362,098,079) – 132.1%						363,274,418
	Borrowings – (33.2)% (8), (9)						(91,400,000)
	Other Assets Less Liabilities – 1.1%						3,073,162
	Net Assets – 100%						$274,947,580

NUVEEN	19

JCO	Nuveen Credit Opportunities 2022 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 25.2%.

(9)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

20	NUVEEN

Statement of Assets and Liabilities	December 31, 2017

Assets
Long-term investments, at value (cost $357,907,883)	$359,084,222
Short-term investments, at value (cost approximates value)	4,190,196
Cash	11,059
Receivable for:
Interest	4,898,621
Investments sold	377,549
Other assets	6,243
Total assets	368,567,890
Liabilities
Borrowings	91,400,000
Payable for investments purchased	1,889,023
Accrued expenses:
Interest on borrowings	10,901
Management fees	205,050
Trustees fees	4,674
Other	110,662
Total liabilities	93,620,310
Net assets	$274,947,580
Shares outstanding	27,683,819
Net asset value (“NAV”) per share outstanding	$9.93
Net assets consist of:
Shares, $0.01 par value per share	$276,838
Paid-in surplus	271,855,728
Undistributed (Over-distribution of) net investment income	2,230,552
Accumulated net realized gain (loss)	(591,877)
Net unrealized appreciation (depreciation)	1,176,339
Net assets	$274,947,580
Authorized shares	Unlimited

See accompanying notes to financial statements.

NUVEEN	21

Statement of Operations	For the period March 28, 2017 (commencement of operations) through December 31, 2017

Investment Income	$15,995,558
Expenses
Management fees	1,789,259
Interest expense on borrowings	1,320,525
Custodian fees	44,535
Trustees fees	9,221
Professional fees	108,854
Shareholder reporting expenses	40,770
Shareholder servicing agent fees	90
Investor relations expense	18,023
Other	15,320
Total expenses	3,346,597
Net investment income (loss)	12,648,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(771,539)
Swaps	169,983
Change in net unrealized appreciation (depreciation) of investments	1,176,339
Net realized and unrealized gain (loss)	574,783
Net increase (decrease) in net assets from operations	$13,223,744

See accompanying notes to financial statements.

22	NUVEEN

Statement of Changes in Net Assets

For the period March 28, 2017 (commencement of operations) through December 31, 2017
Operations
Net investment income (loss)	$12,648,961
Net realized gain (loss) from:
Investments	(771,539)
Swaps	169,983
Change in net unrealized appreciation (depreciation) of investments	1,176,339
Net increase (decrease) in net assets from operations	13,223,744
Distributions to Shareholders
From net investment income	(10,408,730)
Decrease in net assets from distributions to shareholders	(10,408,730)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	271,996,100
Net proceeds from shares issued to shareholders due to reinvestment of distributions	36,390
Net increase (decrease) in net assets from capital share transactions	272,032,490
Net increase (decrease) in net assets	274,847,504
Net assets at the beginning of period	100,076
Net assets at the end of period	$274,947,580
Undistributed (Over-distribution of) net investment income at the end of period	$2,230,552

See accompanying notes to financial statements.

NUVEEN	23

Statement of Cash Flows	For the period March 28, 2017 (commencement of operations) through December 31, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$13,223,744
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(482,516,218)
Proceeds from sales and maturities of investments	123,090,914
Proceeds from (Purchases of) short-term investments, net	(4,190,196)
Proceeds from (Payments for) swap contracts, net	169,983
Amortization (Accretion) of premiums and discounts, net	745,882
(Increase) Decrease in:
Receivable for interest	(4,898,621)
Receivable for investments sold	(4,863,465)
Other assets	(3,750)
Increase (Decrease) in:
Payable for investments purchased	6,372,446
Accrued management fees	205,050
Accrued interest on borrowings	10,901
Accrued Trustees fees	4,674
Accrued other expenses	110,662
Net realized (gain) loss from:
Investments	771,539
Swaps	(169,983)
Change in net unrealized (appreciation) depreciation of investments	(1,176,339)
Net cash provided by (used in) operating activities	(353,112,777)
Cash Flows from Financing Activities
Proceeds from borrowings	91,400,000
Cash distributions paid to shareholders	(10,372,340)
Proceeds from sale of shares, net of offering costs	271,996,100
Net cash provided by (used in) financing activities	353,023,760
Net Increase (Decrease) in Cash	(89,017)
Cash at the beginning of period	100,076
Cash at the end of period	$11,059

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,309,624
Non-cash financing activities not included herein consists of reinvestments of share distributions	36,390

See accompanying notes to financial statements.

24	NUVEEN

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NUVEEN	25

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2017(b)	$9.85	$0.46	$0.02	$0.48	$(0.38)	$—	$(0.38)	$(0.02)	$9.93	$9.49

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2017(b)	$91,400	$4,008

26	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(d)
Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.69%	(1.42)%	$274,948	1.62	%*	6.14	%*	35%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period March 28, 2017 (commencement of operations) through December 31, 2017.
(c)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9– Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2017(b)	0.64	%*

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Credit Opportunities 2022 Target Term Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCO.” The Fund was organized as a Massachusetts business trust on September 28, 2016.

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is for the fiscal period March 28, 2017 (commencement of operations) through December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Symphony Asset Management, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and return the original $9.85 net asset value (“NAV”) per common share on or about June 1, 2022 (the “Termination Date”). The Fund generally invests in a portfolio of below investment grade corporate bonds and senior loans. The Fund may invest in other types of securities including convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of the Fund’s managed assets (as defined in Note 7 – Management Fees) will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or unrated but judged by the Sub-Adviser to be of comparable quality. No more than 15% of the Fund’s managed assets will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers, but 100% of managed assets will be in U.S. dollar denominated securities.

Organizational Expenses

Prior to the commencement of operations on March 28, 2017, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,076, by the Adviser, and the recording of the Fund’s organizational expenses ($11,000) and its reimbursement by the Adviser.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,889,023

28	NUVEEN

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. However, in seeking to achieve its investment objectives, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive renumeration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and

NUVEEN	29

Notes to Financial Statements (continued)

minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approval by the Board using the same methods described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$276,823,661	$—	$276,823,661
Variable Rate Senior Loan Interests	—	82,260,561	—	82,260,561

Short-Term Investments:
Investment Companies	4,190,196	—	—	4,190,196
Total	$4,190,196	$359,084,222	$—	$363,274,418
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

30	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When the Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

NUVEEN	31

Notes to Financial Statements (continued)

For over-the-counter (“OTC”) swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Asset and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If the Fund has unrealized appreciation the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, the Fund utilized credit default swaps to manage exposure to specific credits during the period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of credit default swap contracts outstanding*	$ —
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not utilize credit default swap contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Credit	Swaps	$169,983	$—

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

32	NUVEEN

4. Fund Shares

Share Transactions

Transactions in shares during the Fund’s current fiscal period were as follows:

For the Period 3/28/17 (commencement of operations) through 12/31/17
Shares:*
Sold	27,670,000
Issued to shareholders due to reinvestment of distributions	3,659
Total	27,673,659
*	Prior to the commencement of operations, the Adviser purchased 10,160 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $482,516,218 and $123,090,914, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of December 31, 2017.

Tax cost of investments	$362,098,079
Gross unrealized:
Appreciation	$3,861,684
Depreciation	(2,685,345)
Net unrealized appreciation (depreciation) of investments	$1,176,339

Permanent differences, primarily due to treatment of notional principal contracts and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2017, the Fund’s tax year end, as follows:

Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	(9,679)
Accumulated net realized gain (loss)	9,679

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$2,232,446
Undistributed net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	33

Notes to Financial Statements (continued)

The tax character of distributions paid during the Fund’s tax year ended December 31, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$10,408,730
Distributions from net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2017, the Fund’s tax year end, the Fund has unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$591,877

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee for the Fund was 0.1595%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such unfunded senior loan commitments.

34	NUVEEN

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $95,000,000 (maximum commitment amount) Revolving Line of Credit (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $91,400,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80% per annum on the amount borrowed and 0.25% per annum on the undrawn balance. The Fund is only charged the 0.25% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 25% of the maximum commitment amount. For the period April 11, 2017 through December 31, 2017, the daily balance outstanding and average annual interest rate on these Borrowings were $90,786,415 and 2.00%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is

NUVEEN	35

Notes to Financial Statements (continued)

effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

36	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2017:

% of interest-related dividends	100.0%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCO
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	37

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	ICE BofA/Merrill Lynch U.S. High Yield Index: An unmanaged index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

38	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	39

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

40	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

NUVEEN	41

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

42	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

NUVEEN	43

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

44	NUVEEN

Notes

NUVEEN	45

Notes

46	NUVEEN

Notes

NUVEEN	47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-K-1217D        427232-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended [5]	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$30,500	$5,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$0	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 Fund commenced operations on 3/28/2017

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$0	$0	$0	$0
December 31, 2016	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM  8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments. The following section provides information on the portfolio managers of the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Gunther Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research efforts. Mr. Stein has over 30 years of investment experience. Mt. Stein was named Chief Investment Officer of Symphony in 2009 and Chief Executive Officer in 2010. Prior to joining Symphony in 1999, Mr. Stein spent six years at Wells Fargo where he managed a high-yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher Co-Portfolio Manager of the Fund, is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee, Co-Portfolio Manager of the Fund, joined Symphony in 2001. Her responsibilities include portfolio management for Symphony’s long-short credit strategy, credit trading, and research. Previously, Ms. Rhee was a Senior Vice President and Portfolio Manager at Basso Capital Management in London where she helped launch their European credit platform.

Item	8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED by Symphony Portfolio Managers as of 12/31/17
	Gunther Stein	Scott Caraher	Jenny Rhee
(a) Registered Investment Companies
Number of accounts	17	9	3
Assets	$6.87 billion	$4.57 billion	$877 million

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	41	4	1
Assets	$9.45 billion	$1.35 billion	$745 million
Performance fee accounts
Number of accounts	6	0	1
Assets	$871 million	$0	$745 million

(c) Other
Non-performance fee accounts
Number of accounts	14	6	6
Assets	$1.25 billion	$1.12 billion	$3.6 million
Performance fee accounts
Number of accounts	0	0	0
Assets	$0	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

Each portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. Bonus compensation for each individual is based on a variety of factors, including the performance of Symphony, the Fund, the team and the individual. Fund performance is assessed on a pre-tax total return risk-adjusted basis, and generally measured relative to the Fund’s primary benchmark and/or industry peer group for one, three or five year periods as applicable.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).	OWNERSHIP OF JCO SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1,000,000
Gunther Stein	X
Scott Caraher	X
Jenny Rhee	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Credit Opportunities 2022 Target Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018